UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only, (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

WASHINGTON TRUST BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
WASHINGTON TRUST BANCORP, INC.
To Be Held On:
Tuesday, May 10, 2016 at 11:00 a.m. (local time)
the Westerly Library, 44 Broad Street, Westerly, Rhode Island

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 29, 2016.
Please visit www.washtrust.com/proxy, where the following materials are available for view:

•	Notice of Annual Meeting of Stockholders

•	Proxy Statement

•	Form of Electronic Proxy Card

•	Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE: [Scan Omitted]
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. (local time) on Monday, May 9, 2016.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the 2016 Annual Meeting of Shareholders of Washington Trust Bancorp, Inc. are available in the Investor Relations section of our website at www.washtrust.com/proxy.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1.	The election of four directors, nominated by the Board of Directors, each to serve for three-year terms, and until their successors are duly elected and qualified;	2.
The amendment to Article FOURTH of the Corporation's Restated Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 30,000,000 to 60,000,000.

	NOMINEES:
	Edward O. Handy, III Barry G. Hittner, Esq. Katherine W. Hoxsie, CPA Kathleen E. McKeough	3.	The ratification of the selection of KPMG LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2016.

		4.	A non-binding advisory resolution to approve the compensation of the Corporation's named executive officers.

			THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 and 4.

PLEASE NOTE THAT YOU CANNOT VOTE BY RETURNING THIS NOTICE.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 10, 2016					B A R C O D E
WASHINGTON TRUST BANCORP, INC.				Meeting Information Meeting Type: Annual Meeting For holders as of: March 14, 2016 Date: May 10, 2016 Time: 11:00 AM EST Location: Westerly Public Library 44 Broad Street Westerly, Rhode Island 02891

BROKER LOGO HERE

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
You are receiving this communication because you hold shares in the above named company.
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	1 5	1 2	1 O F 2
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

	[GRAPHIC OMITTED]			We encourage you to access and review all of the important information contained in the proxy materials before voting.
[GRAPHIC OMITTED]				See the reverse side of this notice to obtain proxy materials and voting instructions.
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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report 3. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow			è	xxxx xxxx xxxx xxxx	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow	è	xxxx xxxx xxxx xxxx	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box						Internal Use Only
marked by the arrow	è	xxxx xxxx xxxx xxxx	available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items				[Graphic Omitted]
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors
	Nominees			B A R C O D E
01 Edward O Handy, III 02 Barry G Hittner, Esq. 03 Katherine W Hoxsie, CPA 04 Kathleen E McKeough

The Board of Directors recommends you vote FOR the following proposal(s):
2.
The amendment to Article FOURTH of the Corporation's Restated Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 30,000,000 to 60,000,000.

3.	The ratification of the selection of KPMG LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2016.

4.	A non-binding advisory resolution to approve the compensation of the Corporation's named executive officers.

NOTE:
The undersigned hereby acknowledges receipt of the accompanying notice of Annual Meeting of Shareholders, the Proxy Statement with respect thereto, and the Corporation's 2015 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

[Graphic Omitted]

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
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